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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): Feb 21, 2003


                                 WFS Financial Inc
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                       33-93068                33-0291646
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               23 Pasteur, Irvine, California           92618-3804
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code: (949) 727-1002







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ITEM 7: Financial Statements, Proforma Financial Information and Exhibits.

        (a) Not Applicable

        (b) Not Applicable

        (c) List of documents filed as a part of this report:

            Exhibit 99.1 - WSF News Release of February 21, 2003
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS FINANCIAL


Date: February 21, 2002                 /s/ Lee Whatcott
                                       ----------------------------------------
                                      Lee Whatcott
                                      Senior Executive Vice President
                                      Chief Financial Officer
                                      Chief Operating Officer



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